UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2006
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

701 Market Street, St. Louis, Missouri	63101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code ccodecode (314) 342-3400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events.
On October 5, 2006, Peabody Energy Corporation (“Peabody”) priced its $900,000,000 senior notes offering, the proceeds of which will be used, along with the proceeds of other sources of financing, to consummate the acquisition of Excel Coal Limited (“Excel”), with remaining proceeds being used for general corporate purposes. The unaudited pro forma combined financial statements which follow have been revised to reflect the pricing terms of the senior notes offering.

Unaudited Pro Forma Combined Financial Statements
The following unaudited pro forma combined financial statements give effect to Peabody’s anticipated acquisition of Excel and the related financings. The unaudited pro forma combined balance sheet as of June 30, 2006 is presented as if the acquisition and the related financings had occurred on that date. The unaudited pro forma combined statement of operations for the six months ended June 30, 2006 and 2005 and for the year ended December 31, 2005 assume that the acquisition had occurred on January 1, 2005. The acquisition and the related financings are accounted for using the purchase method of accounting, with the purchase price allocated to the assets acquired and liabilities assumed based on estimated fair values, pending the completion of independent appraisals.
The unaudited pro forma combined financial statements should be read in conjunction with (i) Peabody’s historical audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed in our Annual Report on Form 10-K for the year ended December 31, 2005, (ii) our historical unaudited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed in our Quarterly Reports on Form 10-Q for the six months ended June 30, 2006 and 2005 and (iii) the historical audited financial statements of Excel.
The unaudited pro forma combined financial statements are for informational purposes only and are not necessarily indicative of the financial position that would have been obtained or the results of operations that would have occurred if the acquisition and the related financings had been consummated on the dates indicated, nor are they necessarily indicative of our financial position or results of operations in the future. The pro forma adjustments, as described in the Notes to Pro Forma Combined Financial Statements, are based upon available information and upon assumptions that Peabody’s management believes are reasonable. The actual amounts that Peabody records based on its final assessment of fair values may differ materially from the information presented in these unaudited pro forma combined financial statements.
Due to differing fiscal years between Peabody, which ends its fiscal year on December 31, and Excel, which ends its fiscal year on June 30, calculations were necessary to conform Excel’s financial information to the time periods presented.
Information related to Excel included in the unaudited pro forma combined balance sheet as of June 30, 2006 was translated from A$ to US$ using a foreign exchange rate of A$1.00=US$0.7433, based on the closing rate on June 30, 2006. The unaudited pro forma combined statement of operations for the six months ended June 30, 2006 was translated from A$ to US$ using an exchange rate of A$1.00=US$0.7433, based on the average closing rates for the period from January 3, 2006 through June 30, 2006. The unaudited pro forma combined statement of operations for the six months ended June 30, 2005 was translated from A$ to US$ using an exchange rate of A$1.00=US$0.7728, based on the average closing rates for the period from January 4, 2005 through June 30, 2005. The unaudited pro forma combined statement of operations for the year ended December 31, 2005 was translated from A$ to US$ using an exchange rate of A$1.00=US$0.7622, based on the average closing rates for the period from January 4, 2005 through December 30, 2005. Asset retirement obligation expense and depreciation, depletion and amortization were translated from A$ to US$ using a historical exchange rate equal to the opening rate on January 4, 2005 of A$1.00=US$0.7790 for all periods presented.

PEABODY ENERGY CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(Dollars in thousands, except per share data)

	Peabody	Excel Coal
	Energy	Limited	Pro Forma			Pro Forma
	Historical	Historical	Adjustments			as Adjusted

REVENUES
Sales	$4,545,323	$326,208				$4,871,531
Other revenues	99,130	2,130				101,260

Total revenues	4,644,453	328,338	—			4,972,791

COSTS AND EXPENSES
Operating costs and expenses	3,715,836	221,509				3,937,345
Depreciation, depletion and amortization	316,114	17,864	18,575	(a	)	352,553
Asset retirement obligation expense	35,901	4,279				40,180
Selling and administrative expenses	189,802	16,914				206,716
Net (gain) loss on disposal or exchange of assets	(101,487)	1				(101,486)
Income from equity affiliates	(30,096)	(3,445)				(33,541)

OPERATING PROFIT	518,383	71,216	(18,575)			571,024
Interest expense	102,939	7,997	(7,997)	(b	)	102,939
			126,478	(c	)	126,478
Interest income	(10,641)	(4,261)	4,261	(b	)	(10,641)

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTERESTS	426,085	67,480	(141,317)			352,248
Income tax provision (benefit)	960	18,695	(39,822)	(d	)	(20,167)
Minority interests	2,472	4,755				7,227

NET INCOME	$422,653	$44,030	$(101,495)			$365,188

Basic earnings per share	$1.62	$0.17	$(0.39)			$1.40
Diluted earnings per share	$1.58	$0.16	$(0.38)			$1.36

Weighted average shares outstanding — basic	261,519,424	261,519,424	261,519,424			261,519,424
Weighted average shares outstanding — diluted	268,013,476	268,013,476	268,013,476			268,013,476

PEABODY ENERGY CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005
(Dollars in thousands, except per share data)

	Peabody	Excel Coal
	Energy	Limited	Pro Forma			Pro Forma
	Historical	Historical	Adjustments			as Adjusted

REVENUES
Sales	$2,152,338	$144,004				$2,296,342
Other revenues	33,928	470				34,398

Total revenues	2,186,266	144,474	—			2,330,740

COSTS AND EXPENSES
Operating costs and expenses	1,791,986	91,013				1,882,999
Depreciation, depletion and amortization	155,262	9,681	8,850	(a	)	173,793
Asset retirement obligation expense	16,357	2,468				18,825
Selling and administrative expenses	78,431	7,462				85,893
Net (gain) loss on disposal or exchange of assets	(47,574)	1				(47,573)
Income from equity affiliates	(18,308)	(3,166)				(21,474)

OPERATING PROFIT	210,112	37,015	(8,850)			238,277
Interest expense	50,761	4,492	(4,492)	(b	)	50,761
			63,239	(c	)	63,239
Interest income	(3,183)	(2,417)	2,417	(b	)	(3,183)

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTERESTS	162,534	34,940	(70,014))			127,460
Income tax provision (benefit)	14,586	8,832	(19,849)	(d	)	3,569
Minority interests	804	4,159				4,963

NET INCOME	$147,144	$21,949	$(50,165)			$118,928

Basic earnings per share	$0.56	$0.08	$(0.19)			$0.46
Diluted earnings per share	$0.55	$0.08	$(0.19)			$0.44

Weighted average shares outstanding — basic	261,164,418	261,164,418	261,164,418			261,164,418
Weighted average shares outstanding — diluted	267,367,248	267,367,248	267,367,248			267,367,248

PEABODY ENERGY CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(Dollars in thousands, except per share data)

	Peabody	Excel Coal
	Energy	Limited	Pro Forma			Pro Forma
	Historical	Historical	Adjustments			as Adjusted

REVENUES
Sales	$2,582,564	$201,176				$2,783,740
Other revenues	45,634	2,561				48,195

Total revenues	2,628,198	203,737	—			2,831,935

COSTS AND EXPENSES
Operating costs and expenses	2,075,876	123,017				2,198,893
Depreciation, depletion and amortization	172,439	10,972	10,075	(a	)	193,486
Asset retirement obligation expense	18,843	1,462				20,305
Selling and administrative expenses	87,305	10,562				97,867
Net gain on disposal or exchange of assets	(59,269)	(450)				(59,719)
Income from equity affiliates	(13,932)	(15)				(13,947)

OPERATING PROFIT	346,936	58,189	(10,075)			395,050
Interest expense	52,738	5,534	(5,534)	(b	)	52,738
			63,239	(c	)	63,239
Interest income	(4,140)	(1,578)	1,578	(b	)	(4,140)

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTERESTS	298,338	54,233	(69,358)			283,213
Income tax provision (benefit)	8,248	16,216	(19,285)	(d	)	5,179
Minority interests	6,434	3,003				9,437

NET INCOME	$283,656	$35,014	$(50,073)			$268,597

Basic earnings per share	$1.08	$0.13	$(0.19)			$1.02
Diluted earnings per share	$1.05	$0.13	$(0.19)			$1.00

Weighted average shares outstanding — basic	263,726,123	263,726,123	263,726,123			263,726,123
Weighted average shares outstanding — diluted	269,597,156	269,597,156	269,597,156			269,597,156

PEABODY ENERGY CORPORATION
PRO FORMA COMBINED BALANCE SHEET
JUNE 30, 2006
(Dollars in thousands)

	Peabody	Excel Coal	Pro Forma
	Energy	Limited	Adjustments
	Historical	Historical	(e)		Total
ASSETS
Cash and cash equivalents	$318,736	$29,585	$(29,585)		$318,736
Accounts receivable, less allowance	261,997	33,816	—		295,813
Inventories	167,116	80,465	(6,353	) (g)	241,228
Assets from coal trading activities	84,692	—	—		84,692
Deferred income taxes	94,124	—	—		94,124
Other current assets	78,682	33,493	—		112,175

Total current assets	1,005,347	177,359	(35,938)		1,146,768
Property, plant, equipment and mine development, net	5,511,559	493,688	1,475,000		7,480,247
Deferred income taxes	—	35,985	—		35,985
Goodwill	—	251	79,382	(g)	79,633
Investments and other assets	324,696	71,267	17,001		412,964

Total assets	$6,841,602	$778,550	$1,535,445		$9,155,597

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$72,088	$18,034	$(18,034)		$72,088
Liabilities from coal trading activities	74,271	—	—		74,271
Accounts payable and accrued expenses	778,669	123,094	—		901,763

Total current liabilities	925,028	141,128	(18,034)		1,048,122
Long-term debt, less current maturities	1,308,565	204,785	1,577,329	(f)	3,090,679
Deferred income taxes	289,083	45,489	—		334,572
Asset retirement obligations	410,566	13,092	—		423,658
Workers’ compensation obligations	239,822	—	—		239,822
Accrued postretirement benefit costs	971,493	3,689	—		975,182
Other noncurrent liabilities	350,940	29,263	300,000		680,203

Total liabilities	4,495,497	437,446	1,859,295		6,792,238
Minority interests	12,828	17,254	—		30,082
Stockholders’ equity
Common stock	2,661	272,891	(272,891)		2,661
Additional paid-in capital	1,546,985	—	—		1,546,985
Retained earnings	830,648	50,856	(50,856)		830,648
Accumulated other comprehensive loss	(31,625)	103	(103)		(31,625)
Treasury stock	(15,392)	—	—		(15,392)

Total stockholders’ equity	2,333,277	323,850	(323,850)		2,333,277

Total liabilities and stockholders’ equity	$6,841,602	$778,550	$1,535,445		$9,155,597

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(a)	To adjust depreciation, depletion and amortization based on the portion of the acquisition cost allocated to long-lived assets.

(b)	To reverse historical interest expense incurred by Excel, as well as historical interest income earned by Excel.

(c)	Represents pro forma interest expense resulting from our new capital structure using, in the case of revolving and term loan borrowings, an assumed LIBOR rate of 5.38% (dollars in thousands):

	Year Ended	Six Months	Six Months
	December 31,	Ended June 30,	Ended June 30,
	2005	2005	2006
Revolving credit facility (1)	$24,981	$12,492	$12,492
Term loan facility (2)	52,089	25,335	28,650
2026 Senior notes (3)	20,139	10,069	10,069
2016 Senior notes (4)	48,660	24,330	24,330
6 7/8% Senior notes (5)	47,746	23,815	23,815
5 7/8% Senior notes (6)	14,879	7,440	7,355
Subordinated note (7)	6,656	3,423	3,026
Surety bond expense (8)	11,095	5,292	4,165
Other long-term debt (9)	3,172	1,804	2,075

Total pro forma interest expense	$229,417	$114,000	$115,977
Less historical interest expense	102,939	50,761	52,738

Net adjustment to interest expense	$126,478	$63,239	$63,239

(1)	Reflects pro forma interest expense on our revolving unsecured credit facility at an assumed LIBOR plus 1% interest rate of 6.38%. A portion of the revolving credit facility is expected to be drawn at closing of the acquisition of Excel.

(2)	Reflects pro forma interest expense on our term loan facility at an assumed LIBOR plus 1% interest rate of 6.38%. A portion of the term loan facility is expected to be drawn at closing of the acquisition of Excel.

(3)	Reflects pro forma interest expense on the 2026 senior notes at an interest rate of 7.88%.

(4)	Reflects pro forma interest expense on the 2016 senior notes offered hereby at an interest rate of 7.38%.

(5)	Reflects historical interest expense on our 6 7/8% senior notes.

(6)	Reflects historical interest expense on our 5 7/8% senior notes.

(7)	Reflects historical interest expense on our subordinated note.

(8)	Reflects historical fees for surety bonds outstanding.

(9)	Reflects historical letter of credit fees, interest on capital leases and the effect of interest rate swaps.

(d)	To record income tax expense (benefit) on the pro forma adjustments to results of operations using the statutory rate in effect in Australia.

(e)	To record the purchase transaction and allocate the $1,540 million purchase price (and $49 million of transaction costs) to the assets acquired and the liabilities assumed based on the estimated fair values of each item as follows (dollars in thousands):

Estimated
Fair Value
Current assets	$171,006
Property, plant, equipment and mine development, net	1,968,688
Goodwill	79,633
Investments and other assets	124,253
Current liabilities	(123,094)
Long-term debt	(222,819)
Asset retirement obligations	(13,092)
Accrued postretirement benefit costs	(3,689)
Other noncurrent liabilities	(374,752)
Minority interest	(17,254)

Total	$1,588,880

(f)	Reflects indebtedness incurred to finance the acquisition of Excel consisting of $512.5 million of the Term Loan Facility, $369.6 million of borrowings under our Revolving Credit Facility and $900.0 million of Senior Notes.
(g)	To record the effects of Emerging Issues Task Force (“EITF”) Issue No. 04-6, “Accounting for Stripping Costs in the Mining Industry” (EITF Issue No. 04-6”), which states “that stripping costs incurred during the production phase of a mine are variable production costs that should be included in the costs of the inventory produced during the period that the stripping costs are incurred.” EITF Issue No. 04-6 is effective for the first reporting period in fiscal years beginning after December 15, 2005 (January 1, 2006 for Peabody and July 1, 2006 for Excel). On January 1, 2006, Peabody implemented EITF Issue No. 04-6 using its modified transition provisions which allow companies adopting in periods beginning after June 29, 2005 to utilize a cumulative effect adjustment approach where the cumulative effect adjustment is recorded directly to retained earnings in the year of adoption. The adjustment to recognize the impact of EITF Issue No. 04-6 as of June 30, 2006 for Excel resulted in a reduction of “Inventories” by $6.4 million.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
Date: October 6, 2006
/s/ RICHARD A. NAVARRE
Richard A. Navarre
Chief Financial Officer and Executive Vice President of Corporate Development